Consolidated Balance Sheet (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Held to Maturity, Fair value	$ 2,394.8	$ 817.1
Total Loans and Leases, unearned income	$ 297.9	$ 374.1
Common Stock, Par Value	$ 1.6667	$ 1.6667
Common Stock, Authorized	560,000,000	560,000,000
Common Stock, Outstanding	238,914,988	241,008,509
Treasury Stock, shares	6,256,536	4,163,015